--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Carroll E. Fredrickson
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies and other information.

                                VALUE PORTFOLIO

                               Q U A R T E R L Y

                                  R E P O R T

                               DECEMBER 31, 1995

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our fund's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one and five year periods ended December 31, 1995, and for the period since inception, calculated in accordance with SEC standardized formulas.

                  VALUE OF      VALUE OF       VALUE OF
                  INITIAL      CUMULATIVE     CUMULATIVE    TOTAL     ANNUAL
                  $25,000     CAPITAL GAIN    REINVESTED   VALUE OF   RATE OF
PERIOD ENDED     INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES    RETURN
---------------  ----------   -------------   ----------   --------   -------

May 9, 1986       $25,000            --             --     $ 25,000      --
Dec. 31, 1986      25,863            --             --       25,863     3.5%*
Dec. 31, 1987      24,253           264          1,205       25,722    -0.5
Dec. 31, 1988      27,430           299          2,223       29,952    16.5
Dec. 31, 1989      30,763         2,103          3,701       36,567    22.1
Dec. 31, 1990      28,040         2,112          4,500       34,652    -5.2
Dec. 31, 1991      33,940         3,811          6,475       44,226    27.6
Dec. 31, 1992      36,350         6,019          7,884       50,253    13.6
Dec. 31, 1993      42,010         9,114          9,199       60,323    20.0
Dec. 31, 1994      36,075        10,414          7,899       54,388    -9.8
Dec. 31, 1995      45,955        17,447         11,855       75,257    38.4

The Portfolio's average annual total return for the one and five year periods ending December 31, 1995, and for the period since inception (May 9, 1986), was 38.4%, 16.8% and 12.1%, respectively. These returns assume redemption at the end of each period.

Since inception, the total amount of capital gains distributions reinvested in shares was $14,094, and the total amount of "income" distributions reinvested was $8,015. This information represents past performance of the Portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

* Return is for the seven month period 5/9/86 through 12/31/86

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      DECEMBER 31, 1995 - QUARTERLY REPORT

                                                          January 14, 1996

Dear Fellow Shareholder:

      1995 was a wonderful year for the Value Fund. Our total return, after deducting fees and expenses, was +38.4%. This compares with +37.5% for the S&P 500 and +31.1% for the average equity mutual fund (source: Lipper). For a long-term perspective, the table across from this letter shows how an initial investment of $25,000 when the fund was started would have grown.

      It was a great year for stocks in general, but the star performers (for us) were the "interest-sensitive" financial services stocks, particularly the banks (which as a group rose by over 50%). Our financial companies generally had good years from a business point of view in both 1994 and 1995, but their stocks were weak in 1994, then very strong in 1995. This temporary disconnection of business reality from stock price behavior happens regularly. The good news is that it gives a "value investor" opportunities, and the bad news is that it makes it impossible to predict WHEN an undervalued stock will go up.

OUTLOOK FOR OUR COMPANIES

      I know that many investors would prefer predictions about the outlook for "the market" or our fund's 1996 performance, but the best I can do is to discuss the businesses we own. If our companies do well and we have paid reasonable prices for their stocks, we will do well over the years. If anyone tells you he knows WHEN a stock is going to go up, he is probably kidding you, and/or himself.

      Rick Lawson and I recently spent four days at an investment conference featuring about 100 companies in the cable TV, entertainment, and telecommunications industries. We heard formal presentations by, and visited informally with, the managements of about 10 companies we own and 15-20 others of potential interest. Stocks in these industries account for about 23% of our portfolio, and we came away very encouraged about our companies and a couple of new ones.

      Wall Street's perception of cable stocks has remained clouded by the reregulation that was imposed two years ago, but the outlook for the industry has improved considerably since then. The new telecommunications bill promises to improve the regulatory picture, cash flow is rising at double digit rates again, phone companies have not made much progress in their video experiments, and the cable companies' prospects for incremental profits from telephony and cable modems for Internet access are very exciting.

      Cellular telephone companies have been growing at 20-50% per year and several have evolved from highly leveraged, development-stage companies into financially secure, free cash flow generators. There is uncertainty about the future shape of wireless telephone competition, but the U.S. market is growing so rapidly that well-established cellular companies should continue to do well for years. International opportunities are growing even faster, and several of our companies are building very valuable businesses abroad. Finally, consolidation in the industry continues, and some of our companies would make attractive takeover candidates.

      On the financial services front, gross under-valuation has given way to more reasonable valuations as prices have risen, but each of our companies is an interesting investment at today's price. Wells Fargo is one of the best-managed banks in the country, sells for under 10 times estimated 1996 earnings per share, and has a good chance of accelerating its growth rate if it is successful in acquiring First Interstate. Dime is cheap based on current earnings, and it could receive a significant windfall in its supervisory goodwill lawsuit against the government. Capital One is growing at over 20% per year and selling at under 10 times estimated 1996 earnings. Sallie Mae's earnings outlook has improved because of changes in the prospects for direct lending by the government and cost cutting and share repurchases which have been accelerated by new directors who were elected last year after a proxy fight. And so on.

      For each of our companies, I believe that individual company fundamentals make the stock attractive, and that none depends on a general move up in "the market" to make it a successful investment. Yet, there is a certain "What goes up, must come down," fatalism among many investors that causes high anxiety after a +38% year. Indeed, there are any number of potential stumbling blocks for the market, and at some point, a TEMPORARY correction of 10-20% (or more) is inevitable. When that happens, our stocks will not be immune. However, the likelihood of identifying both the top and the bottom of a market dip, AND having the courage to act at both points, AND catching a move large enough to overcome the transaction costs and tax costs involved is very low. So, since I am optimistic about the long-term prospects for our stocks, I do not foresee any major changes in our portfolio.

DIVIDENDS AND TAX CONSIDERATIONS

      Mutual funds declare dividends each year equal to the amount of taxable income generated by the fund's portfolio. By doing so, the funds avoid being taxed at the fund level so that investors can avoid being taxed twice. There are three sources of taxable income, and we declare separate dividends for each type in April and December of each year. In 1995, the total amounts of each type of dividend paid on each Value Fund share were:

                                                   APRIL     DECEMBER
                                                 ---------  -----------
"Net Income" (dividends and interest)            $  0.2881   $  0.1299
Short-Term Capital Gain                                         0.2880
Long-Term Capital Gain                                          0.7932

      These dividends are taxable (for taxpayers, not for qualified retirement plans and IRA's) whether the shareholder takes payment in cash or reinvests the dividends in additional shares of the fund. In late January of the following year, we send each shareholder a "Form 1099-DIV" which shows the amounts of each type of dividend paid to the shareholder during the calendar year.

      Total dividends paid in 1995 were approximately $1.50 per share. This represents about 23% of our total return for the year. It is important to recognize that it is possible to receive taxable dividends in years when the fund's total return is negative (as in 1994). For taxpayers, the best long-term results occur when a large proportion of the total return comes in the form of UNREALIZED capital gains (as in 1995).

      A significant number of the Value Fund's shares are held in retirement accounts that are not subject to current taxation, and tax implications are not a primary factor in the way I manage the portfolio, but a "buy and hold," low-turnover investment approach will generally result in a more tax-efficient investment than a more typical high-turnover investment style.

      If you have questions about dividends, 1099's, or other tax-related matters, please feel free to call Mary Bickels or Ann Stratton.

                                                          Best regards,

                                                 /s/ Wallace R. Weitz
                                                 Wallace R. Weitz
                                                 President

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                            COST        MARKET VALUE
-----------                                                                    ----------------  -------------
             COMMON STOCKS -- 83.8%
             BANKING -- 17.1%
     60,000  Bank America Corp.                                                $   2,608,775     $   3,885,000
    100,000  Brooklyn Bancorp, Inc.*                                               2,948,750         4,075,000
     45,000  Calumet Bancorp, Inc. *                                               1,198,125         1,248,750
    170,000  Dime Bancorp, Inc.                                                    1,893,175         1,976,250
    520,000  Fidelity Federal Bank*                                                1,040,000         1,202,500
     41,000  First Interstate Bancorp                                              3,333,859         5,596,500
     15,000  First Keystone Financial, Inc.                                          150,000           313,125
     80,000  Glendale Federal Bank                                                   818,885         1,400,000
     10,000  Mercantile Bancorporation                                               303,100           460,000
     25,000  Wells Fargo & Co.                                                     3,744,305         5,400,000
                                                                               ----------------  -------------
                                                                                  18,038,974        25,557,125
                                                                               ----------------  -------------
             CABLE TELEVISION -- 14.5%
    100,000  Adelphia Communications CL A*                                           940,005           700,000
    141,233  Century Communications Corp. CL A*                                    1,060,308         1,129,864
    390,000  Comcast Corporation CL A                                              5,531,331         7,093,125
    410,000  Tele-Communications, Inc. CL A*                                       6,556,523         8,148,750
    100,000  Tele-Communications Liberty Media Gr-A*                               2,036,127         2,687,500
     50,000  Time Warner, Inc.                                                     1,062,221         1,893,750
                                                                               ----------------  -------------
                                                                                  17,186,515        21,652,989
                                                                               ----------------  -------------
             CONSUMER PRODUCTS AND SERVICES -- 3.4%
     80,000  American Classic Voyages Co.                                            912,938           870,000
      2,875  Lady Baltimore Foods*                                                   107,781           179,687
    120,000  Playtex Products, Inc.*                                                 895,610           900,000
    140,000  Protection One, Inc.*                                                   859,000         1,435,000
     50,000  Seafield Capital Corp.                                                1,819,356         1,700,000
                                                                               ----------------  -------------
                                                                                   4,594,685         5,084,687
                                                                               ----------------  -------------
             FEDERAL AGENCIES -- 9.4%
     30,000  Federal Home Loan Mortgage Corp.                                        679,347         2,505,000
     40,000  Federal National Mortgage Association                                 2,970,410         4,965,000
    100,000  Student Loan Marketing Association                                    3,908,237         6,587,500
                                                                               ----------------  -------------
                                                                                   7,557,994        14,057,500
                                                                               ----------------  -------------
             FINANCIAL SERVICES -- 10.5%
     90,033  American Express                                                      2,731,705         3,725,115
        120  Berkshire Hathaway, Inc.*                                               421,035         3,852,600
     70,000  Capital One Financial Corp.                                           1,578,158         1,671,250
      7,000  Cityscape Financial Corp.*                                              126,000           145,250
     14,000  Guarantee Life Companies, Inc.*                                         182,000           220,500

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                            COST        MARKET VALUE
-----------                                                                    ----------------  -------------
             FINANCIAL SERVICES -- CONTINUED
     75,000  Imperial Thrift & Loan Association*                               $     818,750     $     918,750
     30,000  PS Group, Inc.*                                                         278,125           322,500
    135,000  Salomon, Inc.                                                         5,691,176         4,792,500
                                                                               ----------------  -------------
                                                                                  11,826,949        15,648,465
                                                                               ----------------  -------------
             INFORMATION AND DATA PROCESSING -- 2.1%
     75,000  Business Records Corp. Hldg. Co.*                                     1,050,568         2,962,500
    100,000  Intelligent Systems Corp.*                                              198,231           212,500
                                                                               ----------------  -------------
                                                                                   1,248,799         3,175,000
                                                                               ----------------  -------------
             MORTGAGE BANKING -- 6.5%
    330,000  Countrywide Credit, Inc.                                              5,196,692         7,177,500
     45,000  Imperial Credit Industries, Inc.*                                       265,875           978,750
    105,000  Resource Bancshares Mtg. Grp.*                                          963,313         1,496,250
                                                                               ----------------  -------------
                                                                                   6,425,880         9,652,500
                                                                               ----------------  -------------
             PUBLISHING AND BROADCASTING -- 3.0%
     30,000  Daily Journal*                                                          430,581         1,140,000
      1,000  Rand McNally & Co.                                                      155,000           315,000
    170,000  Valassis Communications, Inc.*                                        2,544,085         2,975,000
                                                                               ----------------  -------------
                                                                                   3,129,666         4,430,000
                                                                               ----------------  -------------
             REAL ESTATE AND CONSTRUCTION -- 5.8%
    630,000  Catellus Development Corp.*                                           4,478,740         3,780,000
     17,200  Forest City Enterprises CL A                                            654,810           556,850
    210,000  NHP, Inc.*                                                            2,811,870         3,885,000
    273,500  Presley Companies CL A*                                                 830,788           478,625
                                                                               ----------------  -------------
                                                                                   8,776,208         8,700,475
                                                                               ----------------  -------------
             REAL ESTATE INVESTMENT TRUSTS -- 4.9%
     80,000  First Washington Realty Trust, Inc.                                   1,363,425         1,450,000
    100,000  Innkeepers USA Trust                                                    908,200           912,500
     25,000  Prime Residential, Inc.                                                 359,500           462,500
    200,000  Redwood Trust, Inc.                                                   3,378,090         3,650,000
     65,000  Redwood Trust, Inc. Warrants**                                          108,550           308,750
     33,200  Thornburg Mortgage Asset Corp.                                          483,229           522,900
                                                                               ----------------  -------------
                                                                                   6,600,994         7,306,650
                                                                               ----------------  -------------
             TELECOMMUNICATIONS -- 6.6%
     40,000  Airtouch Communications, Inc.*                                        1,146,150         1,130,000
     60,000  Cellular Communications of Puerto Rico, Inc.*                         1,654,450         1,665,000
     10,000  Cellular Communications, Inc.*                                          480,000           497,500
    305,000  Centennial Cellular Corp. CL A*                                       4,923,019         5,223,125
     33,200  Telephone and Data Systems, Inc.                                      1,223,094         1,311,400
                                                                               ----------------  -------------
                                                                                   9,426,713         9,827,025
                                                                               ----------------  -------------
             Total Common Stocks                                                  94,813,377       125,092,416
                                                                               ----------------  -------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                            COST        MARKET VALUE
-----------                                                                    ----------------  -------------
             CONVERTIBLE PREFERRED STOCKS -- 1.4%
    211,000  Forest Oil Corp. $.75 Cv. Pfd.                                    $   2,404,000     $   2,110,000
                                                                               ----------------  -------------
             NON-CONVERTIBLE PREFERRED STOCKS -- 2.0%
     30,000  Prime Retail Inc. 10.5% Pfd.                                            645,000           581,250
     59,941  Riggs National 10.75% Pfd.                                            1,572,164         1,663,363
     34,000  River Bank America 15.0% Pfd.                                           845,750           816,000
                                                                               ----------------  -------------
             Total Non-Convertible Preferred Stocks                                3,062,914         3,060,613
                                                                               ----------------  -------------
   FACE
  AMOUNT
-----------
             CORPORATE BONDS -- 0.8%
$   500,000  Salomon, Inc. Notes 7.125% 8/1/99                                       500,000           509,155
    600,000  Dime Savings 10.5% 11/15/05                                             649,853           663,000
                                                                               ----------------  -------------
             Total Corporate Bonds                                                 1,149,853         1,172,155
                                                                               ----------------  -------------
             U.S. GOVERNMENT AND AGENCY
              SECURITIES -- 12.7%
  2,750,000  U.S. Treasury Bill 5/15/96                                            2,697,289         2,697,122
  1,000,000  U.S. Treasury Note 6.75% 5/31/97                                      1,000,000         1,020,625
  1,000,000  Federal Home Loan Bank 6.2% 4/26/99                                     999,450         1,001,530
  3,000,000  Tennessee Valley Authority 7.625% 9/15/99                             3,037,940         3,047,148
  3,000,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                               3,000,000         3,017,344
  2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                2,497,465         2,621,484
  4,500,000  Federal Home Loan Bank 6.55% 11/15/02                                 4,500,000         4,537,913
  1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                 1,001,560         1,002,500
                                                                               ----------------  -------------
             Total U.S. Government and Agency Securities                          18,733,704        18,945,666
                                                                               ----------------  -------------
             SHORT-TERM SECURITIES -- .2%
    348,563  Norwest U.S. Government Money Market Fund, 5.2%                         348,563           348,563
                                                                               ----------------  -------------
             Total Investments in Securities                                   $ 120,512,411***    150,729,413
                                                                               ----------------  -------------
                                                                               ----------------
             Other Assets Less Liabilities -- (0.9%)                                                (1,375,415)
                                                                                                 -------------
             Total Net Assets -- 100%                                                            $ 149,353,998
                                                                                                 -------------
                                                                                                 -------------
             Net Asset Value Per Share                                                           $      18.382
                                                                                                 -------------
                                                                                                 -------------

*Non-income producing
**Each warrant allows for the purchase of 1 share of common stock at $14.99; expiration date is 12/31/97
***Also approximates cost for federal income tax purposes